UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04722

Provident Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

N16 W23217 Stone Ridge Drive,
Suite 310
Waukesha, WI  53188
(Address of principal executive offices) (Zip code)

J. Scott Harkness
Provident Trust Company
N16 W23217 Stone Ridge Drive,
Suite 310
Waukesha, WI  53188
(Name and address of agent for service)

1-855-739-9950
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

Annual Report
September 30, 2012

Provident Trust Strategy Fund
(PROVX)

(Formerly FMI Provident Trust Strategy Fund (FMIRX))

A NO-LOAD MUTUAL FUND

TABLE OF CONTENTS

Letter to Shareholders	2
Expense Example	4
Management’s Discussion of Fund Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Directors and Officers	22
Statement Regarding Basis for Approval of
Investment Advisory Contract	24
Matters Submitted to a Shareholder Vote	26
Additional Information	28
Notice of Privacy Policy & Practices	29

Provident Trust Strategy Fund
Letter to Shareholders (Unaudited)

Dear Fellow Provident Trust Strategy Fund Shareholders,

Provident Trust Strategy Fund (PROVX) gained +7.13% in the quarter ended September 30, 2012 vs. the S&P 500’s +6.35% advance.  Our return was aided by stock selection and harmed by our 27% bond and money market allocation.  Since Provident Trust Company was named sub-adviser of the Fund on September 9, 2002, PROVX gained +119.36% cumulatively vs. +95.36% for the S&P 500.  PROVX remains a concentrated portfolio with the top-ten equity holdings representing 57.3% of total Fund assets.  We attempt to navigate this now twelve year old stagnant economic/investment cycle by paying attention to relative valuations, emphasizing sustainable growth stocks, and flexible asset allocation.

The 2007-2009 financial crisis caused investor paralysis: bank deposits rose $3 trillion to $8.9 trillion (no yield) and individual holdings of Treasury debt soared $3.1 trillion to $5.5 trillion (yields near 200-year lows).  Meanwhile, the Federal Reserve continues to push interest rates down; QE3 mortgage bond purchases paved the way for a 30-year mortgage rate of 3%.  The tug-of-war between paralyzed investors and interventionist monetary authorities was won by the increasingly rare equity investor; since December 2008, when the 5-year Treasury yield was 1.6% and the S&P 500 was 900, bond mutual fund cash flow is +$900 billion while stock mutual fund redemptions exceeded $200 billion despite the price of the S&P 500 rising to 1440 and the 5-year Treasury yield declining to .6%.  We forecast 2H 2012 through 2013 GDP growth of 2% (slow growth, not recession), 10-year Treasury yield of 1-2.5%, improving home prices, and modest consumer spending growth. A 0% money market yield and the 1.6% 10-year Treasury yield reflect lots of bad news compared to the S&P 500’s 7% earnings yield and we forecast several more years of volatile, but directionless S&P 500 returns. We contend current S&P 500 earnings and dividends represent a significant margin of safety for equity investors.

Our twelve month S&P 500 price range is 1300-1500 or 13-15X $100 2012 S&P 500 earnings.  The stock market’s 2.1% dividend yield is a 50+ year peak relative to the .6% 5-year Treasury yield.  A “normalized” S&P 500 dividend payout ratio of 50% would result in a 3.5% current dividend yield.  We remain committed to the greater return potential of stocks (6%+ after inflation since 1900) as the best investment class to meet our goal of inflation adjusted purchasing power growth.

We attempt to flexibly allocate and actively select stocks for PROVX based on our on-going analysis of economic, relative valuation, and company-specific trends.  During the September quarter we purchased UnitedHealth Group and eliminated CME Group.

As we previously reported, on August 31, 2012, Provident Trust Company took over as the investment adviser for the Fund.  Thank you for your investment in, and support of, the Provident Trust Strategy Fund.

*****

Distributions: Our Board of Directors has declared a distribution effective November 16, 2012, of $0.01452379 per share from net investment income; and $0.23240 per share from net long-term capital gains, payable November 16, 2012 to shareholders of record on November 15, 2012.

Best regards,

J. Scott Harkness, CFA
President

The Fund’s 1-year and annualized 5-year and 10-year returns through September 30, 2012 were: 21.78%, 3.12% and 8.90%, respectively.

The S&P 500, the Fund’s benchmark index, 1-year and annualized 5-year and 10-year returns through September 30, 2012 were: 30.20%, 1.05% and 8.01%, respectively.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance since the above time period may be higher or lower than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.provtrust.com.

As of the Fund’s Prospectus dated January 31, 2012 and supplemented on September 5, 2012, the Fund’s annual operating expense ratio is 0.98%.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund may invest in smaller and medium sized companies, which involve additional risk such as more limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  The risk is usually greater for longer-term debt securities.

The Fund may invest in money market funds.  An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the money market fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund.

While the Fund is no-load, management and other expenses still apply.  Please refer to the prospectus for further details.

Must be preceded or accompanied by a Prospectus.

Please see page 8 for the Schedule of the Fund holdings.

Cash flow: measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding).  Stocks may be added or deleted from the Index from time to time.  It is not possible to invest directly into an index.

Provident Trust Strategy Fund
Expense Example (Unaudited)

As a shareholder of the Provident Trust Strategy Fund, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing

Provident Trust Strategy Fund
Expense Example (Unaudited) (Continued)

costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/01/12	9/30/12	4/01/12 – 9/30/12
Provident Trust Strategy Fund
Actual	$1,000.00	$1,009.80	$4.62
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.40	$4.65

*
Expenses are equal to the Fund’s annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between April 1, 2012 and September 30, 2012).

Industry Sectors
Percentage of Net Assets
September 30, 2012

Provident Trust Strategy Fund
Management’s Discussion of Fund Performance (Unaudited)

PROVX (formerly FMIRX) gained +7.13% in the quarter ended September 30, 2012 vs. the S&P 500’s +6.35% advance.  For the fiscal year ended September 30, 2012, the Fund’s +21.78% gain trailed the S&P 500’s +30.20% gain.  Our 27% September quarter-end bond, money market and cash allocation harmed our investment results while our twelve month equity only performance was in-line with the S&P 500.  TJX, Express Scripts and Visa were the top contributors to 2012 fiscal year results while Helmerich & Payne (a new position) and Apache hurt our results.  Since being named portfolio manager of the Fund on September 9, 2002, PROVX gained +119.36% cumulatively vs. +94.36% for the S&P 500.  PROVX’s future growth characteristics are solid with projected 2012/2013 earnings growth potential exceeding the market, financial leverage well below, and above market return on equity priced at about the S&P 500’s 2012 P/E valuation.  Our September 30, 2012 equity exposure is 73.1% and the Fund remains concentrated with the top-ten positions representing 57.3% of total Fund assets.  While we forecast flat S&P 500 EPS into 2013, the stock market’s earnings yield of 7.0% greatly exceeds the BAA corporate bond yield of 4.7%.  We contend that while stocks will remain “cheap” for the foreseeable future, we forecast absolute and relative outperformance for companies able to grow revenues and earnings in this slow paced recovery.  Significant September quarter sales were the elimination of CME Group due to deteriorating earnings and reductions in Accenture, TJX, and Visa.  We purchased UnitedHealth Group and added significantly to Apache, Cognizant, Express Scripts, Fastenal, Google, and PNC.

Provident Trust Strategy Fund
Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of Change in Value of $10,000 Investment in
Provident Trust Strategy Fund* and
Standard & Poor’s 500 Stock Index**

AVERAGE ANNUAL TOTAL RETURN

	1-Year	5-Year	10-Year
Provident Trust Strategy Fund	21.78%	3.12%	8.90%
S&P 500 Index	30.20%	1.05%	8.01%

Past performance does not predict future performance.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	From October 15, 2001 through August 31, 2012, Fiduciary Management, Inc. was the investment adviser.

From February 1, 2002 through September 8, 2002, Fiduciary Management, Inc. was the Fund’s portfolio manager and beginning September 9, 2002, Provident Trust Company became the Fund’s portfolio manager.

On August 31, 2012, Provident Trust Company became the investment adviser.
The Fund changed its fiscal year from June 30 to September 30 in 2005.
**
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Provident Trust Strategy Fund
Schedule of Investments
September 30, 2012

Shares		Cost	Value
LONG-TERM INVESTMENTS – 80.6% (a)
COMMON STOCKS – 73.1% (a)
	Computer Services – 12.4%
106,000	Accenture PLC	$3,082,436	$7,423,180
189,980	Cognizant Technology
	Solutions Corp.*	6,486,763	13,283,402
		9,569,199	20,706,582
	Distribution/Wholesale – 2.8%
110,000	Fastenal Co.	2,804,669	4,728,900

	Engineering/Research &
	Development Services – 4.2%
175,000	Jacobs Engineering Group, Inc.*	6,288,395	7,075,250

	Enterprise Software/Services – 5.7%
300,000	Oracle Corp.	7,767,857	9,447,000

	Finance, Credit Card – 5.5%
68,160	Visa Inc.	4,501,225	9,152,525

	Investment Management/
	Advisory Services – 4.2%
56,660	Franklin Resources, Inc.	6,138,107	7,086,466

	Medical, Health
	Maintenance Organization – 4.3%
128,800	UnitedHealth Group Inc.	6,948,165	7,136,808

	Oil & Gas Drilling – 4.4%
154,000	Helmerich & Payne, Inc.	8,638,581	7,331,940

	Oil Companies,
	Exploration & Production – 5.7%
110,000	Apache Corporation	9,943,435	9,511,700

	Pharmacy Services – 7.0%
185,000	Express Scripts Holding Company*	5,169,793	11,593,950

	Retail, Major Department Stores – 4.3%
160,850	The TJX Companies, Inc.	2,410,733	7,204,472

	Super-Regional Banks –
	United States – 5.7%
150,000	PNC Financial Services Group, Inc.	8,257,433	9,464,999

The accompanying notes to financial statements are an integral part of this schedule.

Provident Trust Strategy Fund
Schedule of Investments (Continued)
September 30, 2012

Shares		Cost	Value
	Transportation, Trucking – 0.8%
99,880	Heartland Express, Inc.	$1,478,854	$1,334,397
	Web Portals/Internet
	Service Providers – 6.1%
13,400	Google Inc.*	7,311,393	10,110,300
	Total common stocks	87,227,839	121,885,289

Principal
Amount
CORPORATE BONDS – 7.5% (a)
	Commercial Banks,
	Non-United States – 1.8%
$2,747,000	Westpac Banking Corp.,
	3.00%, due 08/04/15	2,747,218	2,899,593

	Diversified Banking Institutions – 2.4%
3,800,000	JP Morgan Chase & Co.,
	3.70%, due 01/20/15	3,824,429	4,024,538

	Finance, Credit Card – 1.8%
2,850,000	American Express Credit Corp.,
	2.80%, due 09/19/16	2,863,660	3,030,205

	Oil Companies, Integrated – 1.5%
2,315,000	Shell International Finance B.V.,
	3.10%, due 06/28/15	2,338,751	2,474,557
	Total corporate bonds	11,774,058	12,428,893
	Total long-term investments	99,001,897	134,314,182

The accompanying notes to financial statements are an integral part of this schedule.

Provident Trust Strategy Fund
Schedule of Investments (Continued)
September 30, 2012

Shares or
Principal
Amount		Cost	Value
SHORT-TERM INVESTMENTS – 12.7% (a)
	Money Market Fund – 6.6%
11,054,362	Invesco Treasury Portfolio, 0.02%^	$11,054,362	$11,054,362

	U.S. Treasury Securities – 6.1%
$10,000,000	U.S. Treasury Notes, 3.375%,
	due 11/30/12	10,053,512	10,053,520
	Total short-term investments	21,107,874	21,107,882
	Total investments – 93.3%	$120,109,771	155,422,064
	Other assets,
	less liabilities – 6.7% (a)		11,263,106
	TOTAL NET ASSETS – 100.0%		$166,685,170

(a)	Percentages for the various classifications relate to net assets.
*	Non-income producing security.
^	The rate quoted is the annualized 7 day yield as of September 30, 2012.
B.V. – Dutch Limited Liability Company
PLC – Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

Provident Trust Strategy Fund
Statement of Assets and Liabilities
September 30, 2012

ASSETS:
Investments in securities, at value (cost $120,109,771)	$155,422,064
Receivable from investments sold	1,729,418
Receivable from shareholders for purchases	14,567,516
Dividends & interest receivable	193,027
Prepaid expenses	20,313
Total assets	$171,932,338

LIABILITIES:
Payable to brokers for investments purchased	$5,072,802
Payable to shareholders for redemptions	44,934
Payable to adviser for management fees	81,498
Other liabilities	47,934
Total liabilities	5,247,168

NET ASSETS:
Capital Stock, $0.01 par value; 300,000,000 shares
authorized; 17,878,577 shares outstanding	127,119,364
Net unrealized appreciation on investments	35,312,293
Accumulated net realized gain on investments	3,999,523
Accumulated undistributed net investment income	253,990
Net assets	166,685,170
Total liabilities and net assets	$171,932,338
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share
($166,685,170 ÷ 17,878,577 shares outstanding)	$9.32

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Statement of Operations
For the Year Ended September 30, 2012

INCOME:
Dividends	$1,283,758
Interest	475,695
Total investment income	1,759,453

EXPENSES:
Management fees	954,483
Transfer agent fees	158,361
Administrative and accounting services	125,296
Professional fees	35,664
Other expenses	35,231
Registration fees	24,054
Printing and postage expenses	21,643
Board of directors fees	16,566
Custodian fees	9,467
Total expenses	1,380,765
NET INVESTMENT INCOME	378,688

NET REALIZED GAIN ON INVESTMENTS	7,363,275
NET INCREASE IN UNREALIZED
APPRECIATION ON INVESTMENTS	20,135,931
NET GAIN ON INVESTMENTS	27,499,206
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$27,877,894

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Statements of Changes in Net Assets
For the Years Ended September 30, 2012 and 2011

	2012	2011
OPERATIONS:
Net investment income (loss)	$378,688	$(12,636)
Net realized gain (loss) on investments	7,363,275	(258,503)
Net increase (decrease) in unrealized
appreciation on investments	20,135,931	(4,389,612)
Net increase (decrease) in
net assets from operations	27,877,894	(4,660,751)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment
income ($0.00715 per share)	(124,698)	—

FUND SHARE ACTIVITIES:
Proceeds from shares issued (5,525,126 and
7,133,050 shares, respectively)	48,943,522	59,444,379
Net asset value of shares issued in
distributions reinvested (14,959 shares)	123,863	—
Cost of shares redeemed (4,430,755 and
4,943,093 shares, respectively)	(38,617,720)	(42,062,115)
Net increase in net assets derived from
Fund share activities	10,449,665	17,382,264
TOTAL INCREASE	38,202,861	12,721,513

NET ASSETS AT THE BEGINNING
OF THE YEAR	128,482,309	115,760,796
NET ASSETS AT THE END
OF THE YEAR (Includes accumulated
undistributed net investment income
of $253,990 and $0, respectively)	$166,685,170	$128,482,309

The accompanying notes to financial statements are an integral part of these statements.

Provident Trust Strategy Fund
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2012	2011	2010	2009	2008
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of year	$7.66	$7.94	$7.36	$7.19	$8.13
Income from investment operations:
Net investment income (loss)	0.02	(0.00)*	0.01	(0.00)*	0.05
Net realized and unrealized
gains (losses) on investments	1.65	(0.28)	0.58	0.20	(0.91)
Total from investment operations	1.67	(0.28)	0.59	0.20	(0.86)
Less distributions:
Distributions from
net investment income	(0.01)	—	(0.01)	(0.03)	(0.08)
Distributions from net realized gains	—	—	—	—	—
Total from distributions	(0.01)	—	(0.01)	(0.03)	(0.08)
Net asset value, end of year	$9.32	$7.66	$7.94	$7.36	$7.19

TOTAL RETURN	21.78%	(3.53%)	8.04%	2.87%	(10.69%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$166,685	$128,482	$115,761	$99,866	$56,498
Ratio of expenses to average net assets:
Before expense reimbursement	0.95%	0.98%	1.07%	1.17%	1.20%
After expense reimbursement	0.95%	0.98%	1.00%	1.00%	1.00%
Ratio of net investment (loss) income
to average net assets (a)	0.26%	(0.01%)	0.07%	(0.04%)	0.67%
Portfolio turnover rate	33%	28%	51%	47%	78%

*	Amount less than $0.005 per share.
(a)	If the Fund had paid all of its expenses for the years ended September 30, 2010, 2009 and 2008, the ratios would have been 0.00%, (0.21%) and 0.47%, respectively.

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Notes to Financial Statements
September 30, 2012

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Provident Mutual Funds, Inc. (formerly known as FMI Mutual Funds, Inc.) (the “Company”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Company consists of one non-diversified fund – Provident Trust Strategy Fund (the “Fund”).  The Company was incorporated under the laws of Wisconsin on May 23, 1986.  On September 5, 2012, the Company changed its name to Provident Mutual Funds, Inc.

The investment objective of the Fund is long-term growth of capital.

(a)
Each security, excluding short-term investments with maturities of 60 days or less, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Securities which are traded over-the-counter, bonds and short-term securities with greater than 60 days to maturity are valued at the latest bid price.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value.  Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  As of September 30, 2012, there were no securities that were internally fair valued.  For financial reporting purposes, investment transactions are recorded on the trade date.

In determining fair value, the Fund uses various valuation approaches.  Generally accepted accounting principles in the United States of America (“GAAP”) establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2012

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2012, based on the inputs used to value them:

Investments
Valuation Inputs	in Securities
Level 1 — Common Stocks	$121,885,289
Short-Term Money Market Fund	11,054,362
Total Level 1	132,939,651
Level 2 — Long-Term Corporate Bonds	12,428,893
Short-Term U.S. Treasury Securities	10,053,520
Total Level 2	22,482,413
Level 3 —	—
Total	$155,422,064

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.  During the year ended September 30, 2012, the Fund recognized no transfers to/from level 1 or level 2.  The Fund did not invest in any level 3 investments during the year.

See the Schedule of Investments for investments detailed by industry classification.
(b)
The Fund may purchase securities on a when-issued or delayed delivery basis.  Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days.  The Fund records purchases of when-issued securities and reflects the value of such securities in determining net asset value in the same manner as other portfolio securities.  For the year ended September 30, 2012 there were no such securities.

(c)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2012

(d)
Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities, which is not materially different from following the effective interest method.

(e)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

(f)
No provision has been made for federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

(g)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Wisconsin, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the year ended September 30, 2012, the Fund did not incur any interest or penalties.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2012, open federal tax years include the tax years ended September 30, 2009 through 2012.  The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)
GAAP requires that certain components of net assets relating to permanent differences be reclassified for financial and tax reporting.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  These reclassifications have no effect on net assets, results of operations or net asset value per share.  For the year ended September 30, 2012, the Fund had no reclassifications.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2012

(2)	Investment Adviser and Advisory Agreement and Transactions With Related Parties

Effective August 31, 2012, the Company, on behalf of the Fund, entered into an investment advisory agreement (the “Advisory Agreement”) with Provident Trust Company (“PTC”), the prior sub-adviser to the Fund, with whom certain officers and a director of the Fund are affiliated, to serve as the investment adviser.  Under the terms of the Advisory Agreement, the Fund pays 0.75% on the first $30,000,000 of the daily net assets, 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000.  Prior to August 31, 2012, Fiduciary Management, Inc. (“FMI”), with whom certain former officers and a director of the Fund were affiliated, served as investment adviser.  Under the terms of the prior agreement with FMI, the Fund also paid 0.75% on the first $30,000,000 of the daily net assets, 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000.  Prior to August 31, 2012, PTC served as the sub-adviser to the Fund pursuant to a subadvisory agreement with FMI.  Under this agreement, which terminated effective August 31, FMI paid PTC a fee equal to 0.60% of the daily net assets up to $30,000,000 and 0.50% of the daily net assets over $30,000,000.  The Fund is responsible for paying a share of the compensation, benefits and expenses of its Chief Compliance Officer.  For administrative convenience, the adviser initially makes these payments and is later reimbursed by the Fund.

Prior to August 31, 2012, FMI was contractually obligated to reimburse the Fund for expenses over 2.00% of the daily net assets of the Fund.  In addition,  FMI voluntarily reimbursed the Fund for expenses over 1.00% of the Fund’s daily net assets.  Pursuant to an expense cap/reimbursement agreement between PTC and the Company dated August 31, 2012, PTC has agreed to waive a portion of its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies) and other extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets on an annual basis.  The expense cap/reimbursement agreement will continue in effect until January 31, 2014 with successive renewal terms of one year unless terminated by PTC or the Company prior to any such renewal.  PTC is entitled to recoup such amounts from the Fund for a period of up to three years from the date PTC reduced its compensation and/or assumed expenses for the Fund.  For the year ended September 30, 2012, there were no contractual or voluntary reimbursements required.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2012

The Fund adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may charge a distribution and service fee equal to 0.25% (on an annualized basis) of the Fund’s average daily net assets.  Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund.  For the year ended September 30, 2012, no such expenses were incurred.

Under the Company’s organizational documents, each director, officer, employee or other agent of the Company is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Company.  Additionally, in the normal course of business, the Company, on behalf of the Fund, enters into contracts that contain a variety of indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At September 30, 2012, approximately 6% of the outstanding shares of the Fund are owned by the Adviser.

(3)	Credit Agreement

For the period of June 5, 2012 through August 31, 2012, the Fund had a line of credit in the amount of $4,800,000, maturing June 5, 2013.  The loan agreement was closed on August 31, 2012, due to the change in the Adviser to the Fund.  This unsecured line of credit was intended to provide short-term financing, if necessary, subject to certain restrictions in connection with shareholder redemptions.  Under the terms of the loan agreement, interest was accrued at prime rate minus one percent or 2.25% (as of August 31, 2012).  The credit facility was with U.S. Bank, N.A., the Fund’s custodian.  During the period of June 5, 2012 through August 31, 2012, the Fund did not utilize the line of credit.  During the period of September 1, 2012 through September 30, 2012, and the period prior to June 5, 2012, the Fund did not have a line of credit or loan agreement in place.

(4)	Distributions to Shareholders
Net investment income and net realized gains, if any, are distributed to shareholders at least annually. Distributions to shareholders are recorded on the ex-dividend date.
(5)	Investment Transactions
For the year ended September 30, 2012, purchases and proceeds of sales of investment securities (excluding short-term securities) were $48,962,239 and $42,620,479, respectively.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2012

(6)	Income Tax Information
The following information for the Fund is presented on an income tax basis as of September 30, 2012:

			Net		Distributable
	Gross	Gross	Unrealized	Distributable	Long-Term
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Capital
Investments	Appreciation	Depreciation	on Investments	Income	Gains
$120,174,427	$37,701,591	$(2,453,954)	$35,247,637	$253,990	$4,064,179

The difference between the cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted, which changed various technical rules governing the tax treatment of RICs.  The changes are generally effective for taxable years beginning after the date of enactment.  Capital losses incurred in taxable years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss.  Post-enactment losses must be utilized prior to pre-enactment losses.  Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.  The RIC Act now allows RICs to elect to “push” to the first day of the next taxable year all or part of any late year ordinary loss, which is defined as the sum of the specified post-October losses and other post-December ordinary losses, over the specified post-October gains and other post-December ordinary gains.  This reduces the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The tax components of dividends paid during the years ended September 30, 2012 and 2011 are:

September 30, 2012		September 30, 2011
	Long-Term		Long-Term
Ordinary	Capital	Ordinary	Capital
Income	Gains	Income	Gains
Distributions	Distributions	Distributions	Distributions
$124,698	$ —	$ —	$ —

The Fund has utilized $ 3,033,857 of its capital loss carryovers during the year ended September 30, 2012.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2012

(7)	Subsequent Event

On November 16, 2012, the Fund declared and paid a distribution from ordinary income of $253,990, which represents $0.01452379 per share, and $4,064,179 from net long term capital gains, which represents $0.23240 per share, to the shareholders of record on November 15, 2012.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Provident Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, of Provident Mutual Funds, Inc., comprising Provident Trust Strategy Fund (the “Fund”), including the schedule of investments, as of September 30, 2012, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund’s financial statements and financial highlights for the years ended on or prior to September 30, 2011, were audited by other auditors whose report dated October 31, 2011, expressed an unqualified opinion.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Provident Trust Strategy Fund as of September 30, 2012, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
November 21, 2012

Provident Trust Strategy Fund
Directors and Officers (Unaudited)

Independent Directors
				Number of	Other
				Portfolios	Directorships
	Position(s)	Term of	Principal	in Fund	Held by
	Held	Office and	Occupation(s)	Complex	Director
Name,	with the	Length of	During Past	Overseen	During the
Address* and Age	Company	Time Served	5 Years	by Director	Past 5 Years
John F. Hensler	Independent	Indefinite;	Executive Vice	1	Allin Corporation
Age: 51	Director	since	President and		since 2009.
	and	August 31,	Chief Financial
	Chairman	2012	Officer of The
Hawthorne Group
(a private investment
and management
company) since 1987.

Douglas C. Malmquist	Independent	Indefinite;	President of DCM	1	Research
Age: 58	Director	since	and Associates (which		Products
		August 31,	invests in startup		Corporation
		2012	companies) since 2005.		since 1998.

Robert H. Manegold	Independent	Indefinite;	Retired; Formerly,	1	Selzer-Ornst
Age: 59	Director	since	executive at Selzer-		Construction
		August 31,	Ornst Construction		Company, Inc.
		2012	Company, Inc.		since 2004.
(2003-2004).
Interested Director
Thomas N.	Interested	Indefinite;	Vice President,	1	None
Tuttle, Jr.**	Director	since	Secretary, Director
Age: 47		August 31,	and Chief
		2012	Compliance Officer
of Provident Trust
Company since
December 2010;
President of The
Private Bank N.A.
(2008-2010);
Managing Director
and Senior Trust
Officer, The Private
Bank and Trust
Company (2004-2008).

Provident Trust Strategy Fund
Directors and Officers (Unaudited) (Continued)

Principal Officers

	Position(s)	Term of
	Held	Office and
Name,	with the	Length of	Principal Occupation(s)
Address* and Age	Company	Time Served	During Past 5 Years
J. Scott Harkness	President	Since September 4,	Chief Executive Officer of Provident
Age: 57		2012, (elected by	Trust Company
the Board annually)

Michael A. Schelble	Treasurer	Since September 4,	President of Provident Trust Company
Age: 46		2012, (elected by
the Board annually)

James R. Daley	Secretary	Since September 4,	Compliance Officer at Provident Trust
Age: 34	and Chief	2012, (elected by	Company since March 2012; compliance
	Compliance	the Board annually)	officer at M&I Investment Management Corp.
	Officer		(2008-2012); Assistant Trust Administrator,
Marshall & Ilsley Trust Company (July 2007-
2008).

*	The address of each Officer is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.
**	Mr. Tuttle is an “interested person” of the Company (as defined in the 1940 Act) due to the positions that he holds with Provident Trust Company.

Provident Trust Strategy Fund
Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

At an in-person meeting held on June 15, 2012, the Board of Directors, including a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (the “Independent Directors”), approved the Advisory Agreement between the Company, on behalf of the Fund, and Provident Trust Company (“PTC”).  In reaching its decision, the Board considered that PTC has demonstrated its abilities as an investment adviser while serving as sub-adviser to the Fund for nearly ten years.  In addition, the Board considered that the material terms of the Advisory Agreement are substantially similar to those of the prior advisory agreement with Fiduciary Management, Inc. (“FMI”) and that the advisory fee rate would not change.  The Board also considered the presentation by PTC and information received at or prior to its June 15, 2012 meeting.

In deciding to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.  The material factors and conclusions that formed the basis for the Board’s determination are described below.

During the course of its deliberations, the Board, including all of the Independent Directors, reached the following conclusions regarding PTC, among others:

•
Services to be Rendered by PTC.  The services to be performed by PTC under the Advisory Agreement are substantially the same as the services performed by FMI and PTC under the prior advisory agreement and the subadvisory agreement, and will be adequate and appropriate.

•	Investment Advisory Fees. The fees payable by the Fund under the Advisory Agreement are the same as the fees paid by the Fund under the prior advisory agreement.

•	Total Expense Ratio. The expense ratio of the Fund is expected to be the same under the Advisory Agreement as under the prior advisory agreement.

In considering the nature, extent and quality of the services provided by PTC, the directors considered oral and written reports describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided, and proposed to be provided, by PTC to the Fund.  The directors concluded that PTC is providing, and will continue to provide, essential services to the Fund.  In particular, the directors concluded that PTC is preparing, and will continue to prepare, reports to shareholders in addition to those required by law, and is providing, and will continue to provide, services to the Fund that are in addition to the services investment advisers typically provide to non-mutual fund clients.

Provident Trust Strategy Fund
Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited) (Continued)

The directors compared the performance of the Fund to the benchmark index over various periods of time and concluded that the performance of the Fund warranted the approval of the Advisory Agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the directors reviewed reports comparing the Fund’s expense ratio and advisory fee paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund’s expense ratio were within the range of comparable mutual funds.  The directors noted that the investment advisory fee was adjusted if economies of scale were realized as the Fund grew.

Finally, the directors reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars.  Based on these reports, the directors concluded that the research obtained by PTC was beneficial to the Fund and that PTC was executing the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

Based upon its review, the Board concluded that the Advisory Agreement, with respect to the Fund, is reasonable, fair and in the best interests of the Fund and the Fund’s shareholders, and the fees provided under the Advisory Agreement are fair and reasonable.

Provident Trust Strategy Fund
Matters Submitted to a Shareholder Vote (Unaudited)

A special meeting of the shareholders of the Fund was held on August 24, 2012 and the following matters were approved by the shareholders.  The results of the shareholder votes were as follows:

		For	Against	Withheld
1)	To approve the new investment advisory
	agreement between the Company,
	on behalf of the Fund, and PTC;	8,833,740	34,722	44,946

2)	To elect four directors to the
	Board of Directors:

	Thomas N. Tuttle, Jr. (interested)	16,306,057	—	117,586

	John F. Hensler (independent)	16,320,436	—	103,207

	Douglas C. Malmquist (independent)	16,318,135	—	105,508

	Robert H. Manegold (independent)	16,299,336	—	124,307

3A)	To approve the reclassification of the
	fundamental investment limitation
	related to selling short and buying
	on margin as a non-fundamental
	investment limitation;	8,755,279	114,552	43,576

3B)	To approve the reclassification of the
	fundamental investment limitation
	related to pledging assets as a non-
	fundamental investment limitation;	8,749,213	122,237	41,957

4A)	To approve modifying the fundamental
	investment limitation related to issuing
	senior securities and borrowing money;	8,749,066	120,743	43,598

4B)	To approve modifying the fundamental
	investment limitation related to loans;	8,747,848	126,127	39,432

4C)	To approve modifying the fundamental
	investment limitation related to
	investing in real estate;	8,773,371	92,297	47,738

4D)	To approve modifying the fundamental
	investment limitation related to
	investing in commodities;	8,765,738	105,930	41,737

Provident Trust Strategy Fund
Matters Submitted to a Shareholder Vote (Unaudited) (Continued)

		For	Against	Withheld
5A)	To approve eliminating the fundamental
	investment limitation related to the
	ownership of related party securities;	8,753,956	109,671	49,778

5B)	To approve eliminating the fundamental
	investment limitation related to the
	acquisition of securities also owned
	by certain related persons;	8,752,484	116,919	44,003

5C)	To approve eliminating the fundamental
	investment limitation related to oil,
	gas and other mineral leases; and	8,790,485	81,066	41,855

6)	To approve an amendment to the articles
	of incorporation of the Company to
	revise article III, the Company’s
	purpose, to provide more flexibility.	8,773,888	98,745	40,773

Tax Information (Unaudited)

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2012 which is designated as qualifying for the dividends received deduction is 100%.

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2012 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100%.

Provident Trust Strategy Fund
Additional Information (Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-739-9950 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available without charge by calling 1-855-739-9950, or on the Fund’s website at http://www.provtrust.com, or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Important Notice Regarding Delivery of Shareholder Documents (Unaudited)

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund.  If you would like to receive individual mailings, please call 1-855-739-9950 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

Provident Trust Strategy Fund
Notice of Privacy Policy & Practices (Unaudited)

Protecting the privacy of our shareholders is important to us.  This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

●	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and
●	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Provident Trust Strategy Fund
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

BOARD OF DIRECTORS
JOHN F. HENSLER
DOUGLAS C. MALMQUIST
ROBERT H. MANEGOLD
THOMAS N. TUTTLE, JR.

INVESTMENT ADVISER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

ADMINISTRATOR, ACCOUNTANT, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COHEN FUND AUDIT SERVICES, LTD.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
GODFREY & KAHN, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Registrant has amended and restated its code of ethics in connection with Registrant's change in investment adviser.  See attached Exhibit 12 (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. John F. Hensler, a member of its audit committee, is an audit committee financial expert.  Mr. Hensler is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

$14,000 (FY 2012) and $15,903 (FY 2011) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c)	Tax Fees

$2,500 (FY 2012) and $0 (FY 2011) were the fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

There were no other fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the Registrant, as well as non-audit services provided to the Registrant's investment adviser (and any entity affiliated with the adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e) (2) 100%

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of October 26, 2012, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Provident Mutual Funds, Inc.
Registrant

By       /s/J. Scott Harkness
J. Scott Harkness, Principal Executive Officer

Date   December 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Provident Mutual Funds, Inc.
Registrant

By       /s/Michael A. Schelble
Michael A. Schelble, Principal Financial Officer

Date   December 3, 2012